UMB Scout Funds
Money Market Fund – Federal Portfolio (UMFXX)
Money Market Fund – Prime Portfolio (UMPXX)
Tax-Free Money Market Fund (UMTXX)

Investor Class Shares

Supplement dated July 1, 2009 to the Prospectus dated October 31, 2008, as supplemented, for the above-referenced Funds.

     The Board of Trustees of UMB Scout Funds (the “Trust”) has approved name changes for the Trust and the names of each of the Funds. The name changes are prompted by an internal restructuring under which UMB Financial Corporation’s asset management business will be conducted primarily through Scout Investment Advisors, Inc., which has been repositioned as a subsidiary of UMB Financial Corporation rather than of UMB Bank, n.a.

     Effective immediately, the Trust’s name is changed to “Scout Funds.” In addition, the name of each Fund is changed in accordance with the following table:

Old Name	New Name

UMB Scout Money Market Fund – Federal Portfolio	Scout Money Market Fund – Federal Portfolio
UMB Scout Money Market Fund – Prime Portfolio	Scout Money Market Fund – Prime Portfolio
UMB Scout Tax-Free Money Market Fund	Scout Tax-Free Money Market Fund

     The Trust’s website has been changed from “umbscoutfunds.com” to “scoutfunds.com.” Furthermore, any disclosure regarding Scout Investment Advisors, Inc.’s corporate status is amended to reflect that it is now a wholly-owned subsidiary of UMB Financial Corporation and is no longer a subsidiary of UMB Bank, n.a.

This Supplement updates information contained in the Prospectus for the Funds dated October 31, 2008, as supplemented. You should keep this Supplement for future reference. Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.